                                                                   EXHIBIT 10.19

                             CONFIDENTIAL TREATMENT
                                   REQUESTED

***** Certain information on this page has been       The asterisked portions of this             REDACTED FOR
      omitted and filed separately with the           document have been omitted and are        CONFIDENTIALITY
      Securities and Exchange Commission.             filed separately with the Securities
      Confidential treatment has been requested       and Exchange Commission.
      with respect to the omitted portions.

                               AMENDMENT NO. 2 TO
                      COLLABORATION AND LICENSE AGREEMENT


     This Amendment No. 2 to Collaboration and License Agreement is made as of July __, 1998, by and among SmithKline Beecham Corporation, a Pennsylvania corporation with offices at One Franklin Plaza, Philadelphia, Pennsylvania 19101; SmithKline Beecham plc. an English corporation with its principal offices at New Horizons Court, Brantford, Middlesex, TW8 9SEP, England; Incyte Pharmaceuticals, Inc., a Delaware corporation with offices at 3174 Porter Drive, Palo Alto, California 94304; and diaDeXus, a Delaware limited liability company with offices at 3233 Scott Boulevard, Suite 102, Santa Clara, California 95054.

     The parties to this Amendment No. 2 are parties to a Collaboration and License Agreement, dated as of September 2, 1997, as amended by that certain Amendment dated as of February 28, 1998 (the "Collaboration Agreement");

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Appendix C, "Incyte Diagnostic Patents", is hereby amended to delete the patents and patent applications listed in Attachment 1 to this Amendment No. 2, which patents and patent applications are solely related to **********

     2. Except as modified by this Amendment No. 2, the Collaboration Agreement remains in effect pursuant to its terms.


     IN WITNESS WHEREOF, the parties, through their authorized representatives, have executed this Amendment No. 2 as of the date first written above.

SmithKline Beecham Corporation

By  /s/ [SIGNATURE ILLEGIBLE]
   -----------------------------

SmithKline Beecham plc

By  /s/ [SIGNATURE ILLEGIBLE]
   -----------------------------

Incyte Pharmaceuticals, Inc.

By  /s/ [SIGNATURE ILLEGIBLE]
   -----------------------------

diaDeXus, LLC

By  /s/ [SIGNATURE ILLEGIBLE]
   -----------------------------

                                  Attachment 1

                              File                                           Patent
    Country          Ref.#    Type   Filing Date   Serial No.   Issue Date    No.     Status
------------------   -----    ----   -----------   ----------   ----------   ------   ------
Australia            *****    DCA    02/14/90      *****        07/19/94     *****    Issued

Australia            *****    DCA    08/13/91      *****        06/29/95     *****    Issued

Australia            *****    DCA    09/28/92      *****        02/27/96     *****    Issued

Australia            *****    DCA    07/01/94      *****                              Pending

Australia            *****    DCA    04/29/94      *****                              Pending

Canada               *****    DCA    02/14/90      *****                              Pending

Canada               *****    DCA    08/13/91      *****                              Pending

Canada               *****    DCA    09/28/92      *****                              Pending

Canada               *****    DCA    07/01/94      *****                              Pending

Canada               *****    DCA    04/29/94      *****                              Pending

European Patent CO   *****    DCA    02/14/90      *****                              Pending

European Patent CO   *****    DCA    08/13/91      *****                              Pending

European Patent CO   *****    DCA    09/28/92      *****                              Pending

European Patent CO   *****    DCA    07/01/94      *****                              Published

European Patent CO   *****    DCA    04/29/94      *****                              Pending

Israel               *****    DCA    02/12/90      *****                              Pending

Japan                *****    DCA    02/14/90      *****                              Pending

Japan                *****    DCA    08/13/91      *****                              Pending

Japan                *****    DCA    09/28/92      *****                              Pending

Japan                *****    DCA    07/11/94      *****                              Pending

Japan                *****    DCA    04/29/94      *****                              Pending

South Korea          *****    DCA    02/14/90      *****                              Pending

South Korea          *****    DCA    08/13/91      *****                              Pending

New Zealand          *****    DCA    02/13/90      *****                              Pending


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  Attachment 1

                              File                                           Patent
    Country          Ref.#    Type   Filing Date   Serial No.   Issue Date    No.     Status
------------------   -----    ----   -----------   ----------   ----------   ------   ------
United States        *****    NEW    02/14/89      *****                              Abandoned

United States        *****    CIP    08/13/90      *****                              Abandoned

United States        *****    CIP    04/05/91      *****        12/15/92      ****    Issued

United States        *****    CIP    07/03/91      *****                              Abandoned

United States        *****    DCA    05/21/93      *****                              Abandoned

United States        *****    CIP    07/22/92      *****                              Pending

United States        *****    CIP    07/02/93      *****                              Abandoned

United States        *****    DCA    12/03/93      *****                              Abandoned

United States        *****    CIP    04/30/93      *****                              Abandoned

United States        *****    DCA    05/01/95      *****                              Pending

United States        *****    CIP    01/22/90      *****        02/18/92              Issued

United States        *****    DIV    12/14/92      *****        05/03/94              Issued

United States        *****    DIV    12/14/92      *****        08/02/94              Issued

United States        *****    CIP    09/27/91      *****        08/10/93              Issued

United States        *****    CON    11/13/96      *****                              Pending

United States        *****    CON    11/13/96      *****                              Pending

United States        *****    CON    04/18/97      *****                              Pending

WIPO                 *****    CEQ    02/14/90      *****                              Pending

WIPO                 *****    CEQ    08/13/91      *****                              Pending

WIPO                 *****    CEQ    09/28/92      *****                              Pending

WIPO                 *****    CEQ    07/01/94      *****                              Pending

WIPO                 *****    CEQ    04/29/94      *****                              Pending

WIPO                 *****    CEQ    05/01/95      *****                              Pending

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.